UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2025

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-01088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD

TROY, MICHIGAN 48084

(Address of Principal Executive Offices)

(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $1.00 par value per share	KELYA	The Nasdaq Stock Market LLC
Class B Common Stock, $1.00 par value per share	KELYB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Equity Incentive Plan

At the annual meeting of the stockholders of Kelly Services, Inc. (the “Company”) held on May 8, 2025, the Company’s stockholders approved the Kelly Services, Inc. 2025 Equity Incentive Plan (the “Equity Incentive Plan”). The material terms of the Equity Incentive Plan are described in the Company’s definitive proxy statement for its annual meeting of stockholders filed with the Securities and Exchange Commission on April 14, 2025, which description is incorporated by reference in this Current Report on Form 8-K. A copy of the Equity Incentive Plan as so approved is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders in virtual-only format on May 8, 2025. The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are provided below.

Proposal 1

All of the nominees for election to the Company’s board of directors were elected to serve until the next annual meeting of stockholders, as follows:

Name of Nominee	Number of Shares Voted “For”	Number of Shares Voted “Withheld”	Broker Non-Votes
Terrence B. Larkin	3,181,198	0	64,597
Peter W. Quigley	3,181,198	0	64,597
Gerald S. Adolph	3,175,921	5,277	64,597
George S. Corona	3,181,198	0	64,597
Robert S. Cubbin	3,176,021	5,177	64,597
Amala Duggirala	3,176,647	4,551	64,597
InaMarie F. Johnson	3,175,951	5,247	64,597
Leslie A. Murphy	3,180,502	696	64,597

Proposal 2

The Company’s stockholders approved, by advisory vote, the Company’s executive compensation, as follows:

Shares Voting “For”	3,180,023
Shares Voting “Against”	1,076
Shares Abstaining From Voting	99
Broker Non-Votes	64,597

Proposal 3

The Company’s stockholders approved the Equity Incentive Plan, as follows:

Shares Voting “For”	3,175,544
Shares Voting “Against”	5,577
Shares Abstaining From Voting	77
Broker Non-Votes	64,597

Proposal 4

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year, as follows:

Shares Voting “For”	3,245,034
Shares Voting “Against”	760
Shares Abstaining From Voting	1
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Kelly Services, Inc. 2025 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: May 9, 2025	/s/ Vanessa P. Williams
Vanessa P. Williams
Executive Vice President, General Counsel and Corporate Secretary